EXHIBIT 99.01

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

BLOCK LISTING SIX MONTHLY RETURN

Basingstoke, UK and Philadelphia, US – November 26, 2007– Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ)

Name of applicant:		SHIRE PLC
Name of scheme:		STOCK PURCHASE PLAN
Period of return:	From:	26 May 2007	To:	25 November 2007
Balance under scheme from previous return:		1,604,351
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		Nil
Balance under scheme not yet issued/allotted at end of period		1,604,351
Number and class of securities originally listed and the date of admission		2,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		555,598,449

Name of applicant:		SHIRE PLC
Name of scheme:		1996 EXECUTIVE SHARE OPTION SCHEME
Period of return:	From:	26 May 2007	To:	25 November 2007
Balance under scheme from previous return:		538,673
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		1,475
Balance under scheme not yet issued/allotted at end of period		537,198
Number and class of securities originally listed and the date of admission		1,200,000 on 25 November 2005
Total number of securities in issue at the end of the period		555,598,449

Registered in England 2883758  Registered Office as above

Name of applicant:		SHIRE PLC
Name of scheme:		2000 EXECUTIVE SHARE OPTION SCHEME
Period of return:	From:	26 May 2007	To:	25 November 2007
Balance under scheme from previous return:		3,297,892
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		1,186,134
Balance under scheme not yet issued/allotted at end of period		2,111,758
Number and class of securities originally listed and the date of admission		10,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		555,598,449

Name of applicant:		SHIRE PLC
Name of scheme:		SHIRE PLC SHARESAVE SCHEME
Period of return:	From:	26 May 2007	To:	25 November 2007
Balance under scheme from previous return:		886,041
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		2,577
Balance under scheme not yet issued/allotted at end of period		883,464
Number and class of securities originally listed and the date of admission		1,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		555,598,449

Registered in England 2883758  Registered Office as above

Name of applicant:		SHIRE PLC
Name of scheme:		BIOCHEM PHARMA STOCK OPTION PLAN
Period of return:	From:	26 May 2007	To:	25 November 2007
Balance under scheme from previous return:		88,291
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		Nil
Balance under scheme not yet issued/allotted at end of period		88,291
Number and class of securities originally listed and the date of admission		3,600,000 on 25 November 2005
Total number of securities in issue at the end of the period		555,598,449

Name of applicant:		SHIRE PLC
Name of scheme:		EXCHANGEABLE SHARES IN SHIRE ACQUISITION INC
Period of return:	From:	26 May 2007	To:	25 November 2007
Balance under scheme from previous return:		1,145,088
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		897,561
Balance under scheme not yet issued/allotted at end of period		247,527
Number and class of securities originally listed and the date of admission		3,000,000 on 2 February 2006
Total number of securities in issue at the end of the period		555,598,449

Registered in England 2883758  Registered Office as above

Name of contact:	Philip Griffin-Smith – Interim Deputy Company Secretary
Address of contact:	Shire plc, Lime Tree Way, Hampshire International Business Park, Chinham, Basingstoke, RG24 8EP
Telephone number of contact:	+44 1256 894 276

T May
Company Secretary

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.  Shire believes that a carefully selected portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in England 2883758  Registered Office as above